Exhibit 21.1

LIST OF SUBSIDIARIES

Morgans Group LLC

Morgans Hotel Group Co.

Morgans Hotel Group Management LLC

1100 West Holdings II, LLC

1100 West Holdings LLC

1100 West Properties LLC

43rd Restaurant LLC

495 ABC License LLC

495 Geary LLC

58th Street Bar Company LLC

Bare Pool Management, LLC

Beach Hotel Associates LLC

Bella Lounge, LLC

BNC Entertainment, LLC

Cape Soho Hotel, LLC

CBL Management, LLC

Cedar Hotel Holdings LLC

Cedar Hotel LLC

Christopher Hotel Holdings LLC

City Bar, LLC

City Club, LLC

City Entertainment, LLC

City Lounge, LLC

City Restaurant, LLC

Clift Holdings LLC

Club Jungle Management, LLC

Club Jungle Performers, LLC

Collins Hotel Associates Mezz LLC

Cranberry Restaurants, LLC

Dancing Monkey, LLC

DDD Holdings, LLC

Diablo’s Cantina, LLC

Fix Management, LLC

Henry Hudson Holdings LLC

HHH Holdings, LLC

Hudson Delano Junior Mezz LLC

Hudson Delano Senior Mezz LLC

Hudson Leaseco LLC

Hudson Managing Member LLC

Hudson Pledgor LLC

Hudson Residual Interests Inc.

Ink & Drink, LLC

Investment Interest Holdings – 111 LLC

LG Little LLC

LG Piggy LLC

LGD Management, LLC

Madison Bar Company LLC

MB BC Management LLC

MB Las Vegas Holdings LLC

MB Venues LLC

MB/RS Las Vegas LLC

MB/RS Venues LLC

MB\CG Las Vegas LLC

MC South Beach LLC

MC Steak, LLC

MHG 1 Court Investment, LLC

MHG 150 Lafayette Investment LLC

MHG Capital Trust I

MHG Mexico LLC

MHG Mexico Management S. de R. L. de C.V

MHG North State Street Investment LLC

MHG PR Investment LLC

MHG PR Member LLC

MHG Puerto Rico Management LLC

MHG Scottsdale Holdings LLC

MHG South America LLC

MHG St. Barths Investment LLC

Mondrian Holdings LLC

Mondrian Miami Capital LLC

Mondrian Miami Investment LLC

Mondrian Scottsdale Mezz Holding Company LLC

Mondrian Senior Mezz LLC

Morbel Otelcilik A.S.

Morgans Hotel Franchising Genpar LP

Morgans Holdings LLC

Morgans Hotel Franchising Genpar I LLC

Morgans Hotel Franchising Limpar LLC

Morgans Hotel Group U.K. Management Limited

Morgans International Franchising LP

Morgans Istanbul LLC

Morgans Newco Limited

Morgans US Franchise LLC

Morgans/Delano Pledgor LLC

Morgans/LV Investment LLC

Morgans/LV Management LLC

Newco London City Limited

REV Management, LLC

RMF Capital LLC

Royalton Europe Holdings LLC

Royalton LLC

Royalton London LLC

Royalton Pledgor LLC

Royalton UK Development Limited

SC Collins LLC

SC Geary LLC

SC London Limited

SC London LLC

SC Madison LLC

SC Morgans/Delano LLC

SC Philips Clark LLC

SC Restaurant Company LLC

Shore Club Holdings LLC

Sochin Downtown Realty, LLC

Sochin Realty Managers, LLC

The Light Group LLC

TLG Acquisition LLC

Yellowtail Restaurant, LLC